                                 EXHIBIT 10.10


                      CONSENT AND AMENDMENT AGREEMENT NO.2
                          dated as of October 27, 1995

                                to that certain

                          TRANSTECHNOLOGY CORPORATION
                       $115,000,000 REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT

         This AMENDMENT AGREEMENT NO. 2 AND CONSENT (the "Amendment"), dated as of October 27, 1995, is by and among TRANSTECHNOLOGY CORPORATION ("TransTechnology"), TRANSTECHNOLOGY SEEGER-ORBIS GMBH, in the process of changing its name from kimo Buroservice GmbH ("GmbH"), TTUK ACQUISITION CO. LIMITED ("Limited" and, together with TransTechnology and GmbH, the "Borrowers"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), the other lending institutions listed on Schedule 1 (the "Banks") and Schedule 2 (the "Term B Lenders") to the Credit Agreement (as defined below), THE FIRST NATIONAL BANK OF BOSTON, acting through its London Branch and its Frankfurt Branch, as fronting bank (in such capacity, the "Fronting Bank"), THE FIRST NATIONAL BANK OF BOSTON, as issuing bank (in such capacity, the "Issuing Bank", and together with the Banks, the Term B Lenders and the Fronting Bank, the "Lenders") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (in such capacity, the "Agent") and NATIONAL BANK OF CANADA as Co-Agent. Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit and Term Loan Agreement dated as of June 30, 1995 (as amended and in effect from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have proposed to the Lenders and the Agent certain changes in the structure of the German Merger whereby in place of a merger (as described in the Credit Agreement), Seeger-Orbis will be converted into a German commercial general partnership, the interests in which will be held by GmbH and TransTechnology Seeger-Orbis Beteiligungsgesellschaft mbH ("TTSOB"), a newly acquired wholly-owned subsidiary of GmbH;

         WHEREAS, the Borrowers have proposed to the Lenders and the Agent certain changes in the English Asset Transfer whereby in place of a "hive-down" of the assets and liabilities of Limited into Anderton, Anderton will transfer its assets and liabilities to Limited in a so-called "hive-up"; and

         WHEREAS, the Lenders, the Agent and the Borrowers have agreed to amend the Credit Agreement to reflect such changes as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

         SECTION 1. CONSENT. The Agent and the Lenders hereby consent to the following:

                    (a) completion of the English Asset Transfer (as defined in the Credit Agreement, as amended hereby) and transactions related thereto, so long as the same are done in conformity with the documents referred to in Part I of Schedule A hereto, each in form and substance satisfactory to the Agent and the Lenders;

                    (b) completion of the German Conversion (as defined in the Credit Agreement, as amended hereby) and transactions related thereto, so long as the same are done in conformity with the documents referred to in Part II of Schedule A hereto, each in form and substance satisfactory to the Lenders and the Agent, including without limitation the transfer of one equity interest in Seeger-Orbis to TTSOB;

                    (c) amendment of the Articles of Association of GmbH and TTSOB to change the ending date of their fiscal year from December 31 to March 31;

                    (d) amendment of the Articles of Association of Anderton in connection with the English Asset Transfer (as defined in the Credit Agreement, as amended hereby); and

                    (e) the changes of names of WTI to "Seeger Inc."; of Limited to "Anderton International Limited"; of Seeger-Orbis to "Seeger-Orbis GmbH & Co. oHG" or a similar name; and of Anderton to "AIL Predecessors Limited" or a similar name.

         The Lenders hereby authorize and instruct the Agent to take all actions necessary to give effect to the foregoing consent.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Anderton Assumption Agreement", "German Merger" and "Merger Documents" in their entirety.

         (b) Section 1.1 of the Credit Agreement is further amended by deleting from the definition of "Acquisition Documents" the phrase "Merger Documents" and substituting therefor the phrase "Conversion Documents".

         (c) Section 1.1 of the Credit Agreement is further amended by inserting into the definition of "Debenture" after the phrase "made by Anderton" the following:

             and the Debenture made by Limited contemporaneously with the completion of the English Asset Transfer, each

         (d) Section 1.1 of the Credit Agreement is further amended by deleting the definitions of "Brazilian Pledge Agreement", "German Mortgages", "German Pledge Agreements" and "German Security Documents" in their entirety and substituting therefor the following:

             Brazilian Pledge Agreement. The Pledge of Quotas made or to be made in favor of the Fronting Bank with respect to the share capital of the Brazilian Subsidiary, in form and substance satisfactory to the Agent and the Lenders.

             German Mortgages. The Real Estate Mortgage(s) entered into or to be entered into by SO oHG in favor of the Fronting Bank with respect to the real property of SO oHG at:

             (a) Wiesbadener Strasse/Fischbacher Strasse, Konigstein, Germany (Folio 19-615);

             (b) Wiesbadener Strasse, Konigstein, Germany (Folio 21-699); and

             (c) Zum Junkerwald, Eichen, Germany (Folio 40-1399),

         each in form and substance satisfactory to the Lenders and the Agent.

             German Pledge Agreement. The Pledge of Shares made by (a) TTSO Inc. in favor of the Lenders and the Agent with respect to the share capital of GmbH and (b) GmbH in favor of the Fronting Bank with respect to the share capital of Seeger-Orbis, in form and substance satisfactory to the Lenders and the Agent.

             German Security Documents. The Pledges as to Equipment, Inventory and Intangible Assets and Assignment of Accounts Receivable entered into or to be entered into by SO oHG in favor of the Fronting Bank with respect to all of the equipment, inventory, intangible assets and accounts receivable of SO oHG, each in form and substance satisfactory to the Lenders and the Agent, and the German Pledge Agreement.

         (f) Section 1.1 of the Credit Agreement is further amended by deleting from the definition of "GmbH" the second sentence thereof.

         (g) Section 1.1 of the Credit Agreement is further amended by deleting from the definition of "Limited" the second sentence thereof.

         (h) Section 1.1 of the Credit Agreement is further amended by deleting from the definition of "Loan Documents" the phrase "the Anderton Assumption Agreement," and substituting therefor the phrase "the Brazilian Pledge Agreement,".

         (i) Section 1.1 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical sequence thereof:

             Conversion Documents. The Partnership Agreement, the resolution of the shareholders of Seeger-Orbis to convert Seeger-Orbis into SO oHG, and all other documents required to be filed with various German Commercial Registrars in order to consummate the German Conversion.

             Domestic Subsidiaries. Those Subsidiaries of TransTechnology which are incorporated in or organized under the laws of any state, district or territory of the United States or of the Commonwealth of Puerto Rico.

             Foreign Subsidiaries. Those Subsidiaries of TransTechnology other than the Domestic Subsidiaries.

             German Conversion. The conversion of Seeger-Orbis into SO oHG pursuant to the Conversion Documents.

             Partnership Agreement. The partnership agreement of SO oHG entered into between TTSOB and GmbH, as in effect on October 27, 1995.

             SO oHG. Seeger-Orbis GmbH & Co. oHG (or a similar name), a German general partnership, at least ninety-nine percent (99%) of whose partnership interests are held by GmbH and the remainder of whose partnership interests are held by TTSOB.

             TTSOB. TransTechnology Seeger-Orbis Beteiligungsgesellschaft mbH, a German limited liability company and a wholly-owned subsidiary of GmbH.

         (j) Section 7.1 of the Credit Agreement is hereby amended by inserting after the phrase "all of the assets of GmbH" in the second sentence thereof the phrase "and SO oHG".

         (k) Section 7 of the Credit Agreement is further amended by adding the following new subsections in the appropriate numerical sequence thereof:

             7.3. PLEDGES OF STOCK. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, including without limitation the German Pledge Agreement and the Charge Over Shares from TTSO, Inc., to the extent that any pledge, lien, security interest, charge, mortgage or other encumbrance over any shares of a Foreign Subsidiary granted by TransTechnology or any of its Domestic Subsidiaries extends or purports to extend to any shares in excess of 65% of the aggregate issued and outstanding shares of capital stock of such Foreign Subsidiary, neither the Agent nor any of the Lenders shall exercise any rights it may have or purport to have with respect to such excess shares. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, in the event that TransTechnology or any of the Domestic Subsidiaries delivers to the Agent or, as the case may be, the Fronting Bank, certificates or other instruments representing greater than 65% of the aggregate issued and outstanding shares of capital stock of such Foreign Subsidiary, the shares in excess of 65% of such Foreign Subsidiary's capital stock shall not be subject to any pledge, lien, security interest, charge, mortgage or other encumbrance under this Agreement or any of the other Loan Documents but shall be held in the custody of the Agent for and on behalf of TransTechnology or such Domestic Subsidiary, as applicable, until such time as TransTechnology or such Domestic Subsidiary shall have delivered to the Agent certificates or other instruments representing 65% of the aggregate issued and outstanding shares of capital stock of such Foreign Subsidiary, at which time the Agent shall release the original certificates or other instruments delivered to it or the Fronting Bank to TransTechnology or the applicable Domestic Subsidiary.

             7.4. GUARANTEES AND PLEDGES OF ASSETS OF FOREIGN SUBSIDIARIES. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, no guarantee entered into by any Foreign Subsidiary, including without limitation either of the English Guarantees, shall be construed in any way as a guarantee of, and no pledge, lien, security interest, charge, mortgage or other encumbrance over any assets of a Foreign Subsidiary shall be construed in any way to secure, any obligation of TransTechnology or any of its Domestic Subsidiaries.

         (l) Section 8.2 of the Credit Agreement is hereby amended by deleting the phrase "Merger Documents will" and substituting therefor the phrase "Conversion Documents".

         (m) Section 9.16 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

             9.16. GERMAN CONVERSION. TransTechnology, GmbH and Seeger-Orbis (a) shall use their respective best efforts to pursue the completion of the German Conversion pursuant to and in accordance with the Conversion Documents, (b) shall submit or file by December 31, 1995 all documents required to be submitted or filed with the appropriate Commercial Registrar necessary to give legal effect to the German Conversion, and
         (c) shall promptly pay all filing fees in connection therewith. Each such submission or filing shall be true, accurate and complete, and TransTechnology shall as soon as practicable send, or procure the sending of, a copy of each such submission or filing to the Agent at its address specified in Section 21. GmbH and Seeger-Orbis shall deliver to the Agent, immediately following the submission or filing of the documents referred to in the first sentence of this Section 9.16, such documents and instruments as the Agent may request in order to facilitate the completion of the German Conversion following the occurrence and during the continuance of any Event of Default.

         (n) Section 9.17 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

             9.17. ENGLISH ASSET TRANSFER. Limited shall only enter into any transfer of the assets and liabilities of Anderton to Limited (any such transaction, the "English Asset Transfer") if the Agent shall have received such documentary evidence satisfactory to it of:

             (a) compliance of the English Asset Transfer, and any variation of the English Guarantees to be carried out concurrently with the English Asset Transfer, with sections 151-158 of the Companies Act 1985 of the United Kingdom, including a copy addressed to the Agent of the auditor's report and a certified copy of the statutory declaration required to be delivered under such sections of the Companies Act, a certified copy of the Articles of Association of Anderton, as amended to permit (amongst other things) the English Asset Transfer and such opinions of English solicitors as to such compliance as the Agent may require; and

             (b) the corporate capacity of Limited and Anderton to enter into the English Asset Transfer and related transactions, including such opinions of English solicitors on such subject as the Agent may require.

         (o) Section 9 of the Credit Agreement is further amended by inserting the following new subsections in the appropriate numerical sequence thereof:

             9.19. GERMAN MORTGAGES. SO oHG will submit or file as soon as possible, and in any event by February 29, 1996, all documents required to be submitted or filed with the appropriate Registrar in order to give legal effect to the German Mortgages.

             9.20. BRAZILIAN PLEDGE AGREEMENT. GmbH, in its capacity as managing partner of SO oHG, will execute and deliver to the Agent the Brazilian Pledge Agreement as soon as possible, and in any event by February
         29, 1996.

             9.21. SHARES IN ANDERTON. Limited will deliver or cause to be delivered to the Agent, immediately following completion of adjudication of the amount payable as stamp duty in connection with the transfer of the shares of Anderton from Seeger-Orbis to Limited, the duly-stamped share transfer forms and share certificates of Anderton evidencing the transfer of the shares of Anderton from Limited to Firnabos Nominees Limited, as the Agent's nominee, pursuant to and in accordance with the Charges over Shares.

         (p) Section 10.5.1 of the Credit Agreement is hereby amended by:

             (i) inserting after the word "consolidation," in the third line thereof the phrase "convert any of the Borrower or its Subsidiaries from one form of corporate organization or partnership to another,";

             (ii) inserting after the word "merger" in clause (d) thereof the word ", conversion"; and

             (iii) deleting from clause (d) thereof the phrase ", including without limitation the German Merger and the English Asset Transfer" and inserting at the end of such section the following:

                   provided that no assets of any such Subsidiary which prior to such merger or consolidation were pledged to the Agent or the Lenders or in or over which the Agent or the Lenders had any security interest, charge, lien or other encumbrance shall, as a result of such merger, conversion or consolidation, cease to be so pledged or otherwise encumbered.

         (q) Section 10 of the Credit Agreement is further amended by adding the following new subsection in the appropriate numerical sequence thereof:

             10.12. PARTNERSHIP AGREEMENT. TransTechnology will not, and will not permit any of its Subsidiaries to, amend, supplement, restate or otherwise modify the Partnership Agreement as in effect as of October 27, 1995, without the prior written consent of the Agent and the Majority Lenders.

         (r) Section 12.1.1 of the Credit Agreement is hereby amended by deleting the phrase "the Anderton Assumption Agreement and".

         (s) Section 12.1.2 of the Credit Agreement is hereby amended by deleting the phrase "Merger Documents" and substituting therefor the phrase "Conversion Documents".

         (t) Section 14.1(q) of the Credit Agreement is hereby amended by deleting the word "Merger" wherever it appears therein and in each case substituting therefor the word "Conversion".

         (u) Section 20.9 of the Credit Agreement is hereby amended by deleting the phrase ", including pursuant to the English Asset Transfer and the Anderton Assumption Agreement,".

         SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of the amendment to the Credit Agreement as provided above shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 3.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Agent (i) this Amendment, duly executed by each of the Borrowers, the Lenders and the Agent and (ii) unless otherwise specified, each of the documents listed on Schedule A hereto, duly executed by each of the parties thereto (as applicable), each in form and substance satisfactory to the Lenders and the Agent, unless waived by the Agent, and any other documents reasonably requested by the Agent in connection with the German Conversion, the English Asset Transfer and the Brazilian Pledge Agreement.

         SECTION 3.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Agent or any Lender to perform any of its obligations under any of the Loan Documents or
(b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         SECTION 3.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents.

         SECTION 3.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Agent shall have reasonably requested.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) The representations and warranties of such Borrower contained in the Credit Agreement and the other Loan Documents, as amended hereby, were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to therein shall be the financial statements of such Borrower most recently delivered to the Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, except for those filings required by applicable law to give effect to the German Conversion and the English Asset Transfer, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

         (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents, as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         SECTION 5. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 7. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the amendment to the Credit Agreement as set forth in Section 1 herein shall be deemed to be effective as of the date hereof (the "Effective Date").

         SECTION 8. GOVERNING LAW. This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

                         (next page is signature page)

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No.2 and Consent as a sealed instrument as of the date first set forth above.

                                           TRANSTECHNOLOGY CORPORATION


                                           By: /s/Chandler J. Moisen
                                               --------------------------------
                                               Name:   Chandler J. Moisen
                                               Title:  Senior VP


                                           TRANSTECHNOLOGY SEEGER-
                                           ORBIS GmbH


                                           By: /s/Chandler J. Moisen
                                               --------------------------------
                                               Name:   Chandler J. Moisen
                                               Title:  Attorney-in-Fact


                                           TTUK ACQUISITION CO. LIMITED


                                           By: /s/Chandler J. Moisen
                                               --------------------------------
                                               Name:   Chandler J. Moisen
                                               Title:  Attorney


                                           By: /s/Michael J. Berthelot
                                               --------------------------------
                                               Name:   Michael J. Berthelot
                                               Title:  Director


                                           THE FIRST NATIONAL BANK OF BOSTON,
                                           individually and as Agent, Issuing
                                           Bank and Fronting Bank


                                           By: /s/ Nancy E. Fuller
                                               --------------------------------
                                               Name:   Nancy E. Fuller
                                               Title:  Director

                                           NATIONAL BANK OF CANADA,
                                           individually and as Co-Agent


                                           By: /s/ Douglas K. Winget
                                               --------------------------------
                                               Name:   Douglas K. Winget
                                               Title:  Assistant Vice President


                                           BHF-BANK AKTIENGESELLSCHAFT


                                           By: /s/David Fraenkel
                                               --------------------------------
                                               Name:   David Fraenkel
                                               Title:  VP


                                           By: /s/ Linda Pace
                                               --------------------------------
                                               Name:   Linda Pace
                                               Title:  AVP


                                           DRESDNER BANK AG, NEW YORK
                                           BRANCH AND GRAND CAYMAN
                                           BRANCH


                                           By: /s/Andrew K. Mittag
                                               --------------------------------
                                               Name:   Andrew K. Mittag
                                               Title:  Vice President


                                           By: /s/ R. Conroy
                                               --------------------------------
                                               Name:   Richard W. Conroy
                                               Title:  Vice President

                                           NBD BANK


                                           By: /s/ T. J. King
                                               --------------------------------
                                               Name:   Timothy J. King
                                               Title:  Second Vice President


                                           UNITED JERSEY BANK


                                           By: /s/ Edith Neuman
                                               --------------------------------
                                               Name:   Edith Neuman
                                               Title:  Vice President


                                           SENIOR DEBT PORTFOLIO


                                           By: Boston Management and Research as
                                               Investment Advisor


                                           By: /s/ Barbara Campbell
                                               --------------------------------
                                               Name:   Barbara Campbell
                                               Title:  Assistant Treasurer


                                           MERRILL LYNCH SENIOR
                                           FLOATING FUND RATE, INC.


                                           By: /s/Anthony R. Clemente
                                               --------------------------------
                                               Name:   Anthony R. Clemente
                                               Title:  Authorized Signatory

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Agent under the Credit Agreement as amended hereby.

                                           TRANSTECHNOLOGY
                                           ACQUISITION CORPORATION


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------


                                           PALNUT FASTENERS, INC.


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------


                                           INDUSTRIAL RETAINING RING
                                           COMPANY


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------


                                           RETAINERS, INC.


                                           By: /s/ C.S. Raman
                                               --------------------------------


                                           RANCHO TRANSTECHNOLOGY
                                           CORPORATION


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------

                                           TRANSTECHNOLOGY SYSTEMS &
                                           SERVICES, INC.


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------


                                           ELECTRONIC CONNECTIONS AND
                                           ASSEMBLIES, INC.


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------


                                           SSP INDUSTRIES


                                           By: /s/Chandler J. Moisen
                                               --------------------------------


                                           SSP INTERNATIONAL SALES, INC.


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------


                                           TRANSTECHNOLOGY SEEGER INC.
                                           formerly know as
                                           TRANSTECHNOLOGY SEEGER-
                                           ORBIS, INC.


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------


                                           SEEGER INC.
                                           (formerly known as WALDES TRUARC
                                           INC.)


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------

The Guarantors under and as defined in the English Guarantees hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guarantee of the Obligations referred to in the English Guarantees, as such English Guarantees may be amended in connection with this Amendment.

                                           ANDERTON INTERNATIONAL
                                           LIMITED


                                           By: /s/ Ulf Jemsby
                                               --------------------------------
                                               Name:   Ulf Jemsby
                                               Title:  Director


                                           By: /s/ Robert Wieremiej
                                               --------------------------------
                                               Name:   Robert Wieremiej
                                               Title:  Director


                                           TTUK ACQUISITION CO.
                                           LIMITED


                                           By: /s/ Chandler J. Moisen
                                               --------------------------------
                                               Name:   Chandler J. Moisen
                                               Title:  Attorney


                                           By: /s/ Michael J. Berthelot
                                               --------------------------------
                                               Name:   Michael J. Berthelot
                                               Title:  Director

                                   SCHEDULE A

Documents identified with an asterisk (*) should be delivered to the Agent as certified copies.

I. DOCUMENTS TO BE DELIVERED TO THE AGENT IN CONNECTION WITH THE ENGLISH ASSET TRANSFER

         1. Duly-stamped share transfer form evidencing transfer of shares of Anderton from Limited to Firnabos Nominees Limited (the nominee company of the Agent which will hold the shares as collateral), pursuant to the Charge over Shares given by Limited and dated 30 June 1995 (to be delivered after completion of Amendment Agreement No.2).

         2. Share certificate of Anderton evidencing ownership by Firnabos Nominees Limited of all of the issued and outstanding share capital of Anderton (to be delivered after completion of Amendment Agreement No.
         2).

         *3. Agreement in respect of the purchase and sale of assets between Anderton and Limited (the "Hive-Up Agreement").

         *4. Declaration of all directors of Anderton in relation to assistance for the acquisition of shares (the "Statutory Declaration", to be filed with Companies House on Form 155(6)(A)).

         5. Report of Arthur Andersen, as auditors of Anderton, addressed to the Agent.

         *6. Deed of Transfer or other conveyance of freehold property at Ferncliffe Road, Bingley, Yorkshire, from Anderton to Limited.

         7. Debenture of Limited in favor of the Agent (the "New Debenture").

         *8. Evidence of transfer of one share of Limited from TTSO Inc. to GmbH, subject to the Agent's interest under the Charge over Shares given by TTSO Inc. dated 30 June 1995 (the "TTSO Inc. Charge").

         9. Share certificates of Limited showing company's name as "Anderton International Limited", re-issued in the name of Firnabos Nominees Limited, pursuant to the TTSO Inc. Charge.

         10. Deed of Variation between Anderton and the Agent, varying the terms of the Deed of Guarantee and Indemnity made by Anderton and dated 30 June 1995.

         11. Deed of Variation executed by each of Limited and the Agent, varying the terms of the Deed of Guarantee and Indemnity made by Limited and dated 30 June 1995.

         12. Certified copy of Anderton's Memorandum and Articles of Association, as amended.

         13. Certificate of Limited to the Agent, certifying no amendment of its Memorandum or Articles of Association since 30 June 1995.

         14. Certificate of Incorporation upon Change of Name evidencing change of name of Limited to "Anderton International Limited".

         15. Certificate of Incorporation upon Change of Name evidencing change of name of Anderton to "AIL Predecessors Limited" or a similar name.

         16. Partial Release by the Agent of existing Debenture granted by Anderton, to permit registration of item 6 with H.M. Land Registry.

         17. Legal opinion of Eversheds, solicitors for Limited and Anderton.

II. DOCUMENTS TO BE DELIVERED TO THE AGENT IN CONNECTION WITH THE GERMAN CONVERSION

         *1. Evidence of filing of draft of resolution by GmbH and TTSOB (as shareholders of Seeger-Orbis) to convert Seeger-Orbis into SO oHG (the "Conversion Resolution" or UmwandlungsbeschluB) with the Works Council (Betriebsrat) of Seeger-Orbis.

         *2. Partnership Agreement among GmbH and TTSOB relating to SO oHG.

         3. Notarized adoption of the Conversion Resolution at a meeting of the shareholders of Seeger-Orbis.

         4. Evidence of filing of the Conversion Resolution with the Commercial Registrar, Konigstein.

         5. Assignment of Accounts Receivable of SO oHG to the Agent (to be delivered promptly upon completion of registration of the German Conversion).

         6. Pledges as to Equipment, Inventory and Intangible Assets of SO oHG to the Agent (to be delivered promptly upon completion of registration of the German Conversion).

         7. Legal opinion of Jones, Day, Reavis & Pogue, Frankfurt office.

III. DOCUMENTS TO BE DELIVERED TO THE AGENT AFTER COMPLETION OF AMENDMENT AGREEMENT NO. 2 IN CONNECTION WITH THE PLEDGE OF QUOTAS OF THE BRAZILIAN SUBSIDIARY

         1. Brazilian-law Quota Pledge Agreement by GmbH as managing partner of SO oHG in favor of the Fronting Bank.

         2. Certificates representing all of the issued and outstanding quotas of the Brazilian Subsidiary, together with voting powers therefor executed in blank and left undated.

         3. Such other documents with respect to the Brazilian Pledge Agreement as the Agent may reasonably require.

In each of parts I, II and II above, the Agent should also receive certified copies of all board and shareholder resolutions as referred to in the respective closing agendas prepared in connection with each of the referenced transactions.